UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                            __________________

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               May 11, 2009

                            __________________

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of  (Commission File             (IRS Employer
incorporation)                        Number)           Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.      REGULATION FD DISCLOSURE.

On May 11, 2009, the registrant issued a press release announcing its upcoming participation in the 2nd Annual Wolfe Research Global Transportation Conference in New York City, New York on Tuesday May 19,
2009 and the 2009 KeyBanc Capital Markets Industrial, Automotive and Transportation Conference in Boston, Massachusetts on Tuesday, June 2, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The investor materials and a live audio webcast of the presentation provided at the Wolfe Research conference will be publicly available on such conference date on the registrant's internet website: www.werner.com, under the "Investor Information" link. The investor materials provided at the KeyBanc conference will be publicly available on this website on the day prior to such conference date. Replays of the Wolfe Research conference webcast and the investor materials from each conference will also be publicly accessible on the registrant's website for a limited period following each respective conference. Details concerning the conferences, investor materials, webcast and replays are included in the exhibit.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the press release exhibit to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section 18, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), unless the registrant expressly states that such information and exhibit are to be considered "filed" under the Exchange Act or incorporates such information and exhibit by specific reference in an Exchange Act or Securities Act filing.

This current report on Form 8-K, as well as the investor materials and the oral public statements made by a representative of the registrant during the aforementioned conference presentations and webcast announced in this Form 8-K and the related press release, may contain forward-looking statements within the meaning of Section 27A of the Securities Act and
Section 21E of the Exchange Act. Such forward-looking statements are based on information currently available to the registrant's management and are current only as of the date made. For that reason, undue reliance should not be placed on any such forward-looking statement. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the registrant's Annual Report on Form 10-K for the year ended December 31, 2008. The registrant assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted. Any such updates or revisions may be made by filing reports with the U.S. Securities and Exchange Commission, through the issuance of press releases or by other methods of public disclosure.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits.
          --------
          99.1 Press release issued by the registrant on May 11, 2009, "Werner Enterprises to Participate in Two Upcoming Investor Conferences"




                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      May 14, 2009                 By:  /s/ John J. Steele
         --------------------                ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      May 14, 2009                 By:  /s/ James L. Johnson
         --------------------                ------------------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary